                                                                                                      ==============================
--------------                                                                                           The Lincoln National Life
     Logo                                              ChoicePlus Access                                      Insurance Company
--------------                                    Variable Annuity Application                               Fort Wayne, Indiana
                                                                                                      ==============================
====================================================================================================================================
  Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
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 1a  Contract Owner
------------------------------------------------------------------------------------------------------------------------------------

     _______________________________________                      Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
     Full legal name or trust name*
                                                                  Date of birth  [_][_]  [_][_]  [_][_]    [_] Male  [_] Female
                                                                                  Month    Day    Year
     _______________________________________
     Street address

                                                                  Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
     _______________________________________
     City              State    ZIP
                                                                  Date of trust*  [_][_]   [_][_]   [_][_]      Is trust revocable?*
                                                                                  Month      Day      Year      [_] Yes      [_] No
     _______________________________________
     Trustee name*
     Note: Maximum age of Contract Owner is 90.                                      *This information is required for trusts.

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 1b  Joint Contract Owner
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Social Security number    [_][_][_]-[_][_]-[_][_][_][_]
     _______________________________________
     Full legal name                                                                                      [_] Male   [_] Female
     Note: Maximum age of Joint Contract Owner is 90.             Date of birth  [_][_]  [_][_]  [_][_]
                                                                                  Month    Day    Year    [_] Spouse [_] Non-spouse



------------------------------------------------------------------------------------------------------------------------------------
 2a  Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Social Security number    [_][_][_]-[_][_]-[_][_][_][_]
     _______________________________________
     Full legal name                                              Date of birth  [_][_]  [_][_]  [_][_]    [_] Male  [_] Female
                                                                                  Month    Day     Year
     _______________________________________
     Street address                                               Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]

     _______________________________________
     City              State    ZIP

     Note: Maximum age of Annuitant is 90.


------------------------------------------------------------------------------------------------------------------------------------
 2b  Contingent Annuitant
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Social Security number    [_][_][_]-[_][_]-[_][_][_][_]
     _______________________________________
     Full legal name
     Note: Maximum age of Annuitant is 90.

------------------------------------------------------------------------------------------------------------------------------------
 3   Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
------------------------------------------------------------------------------------------------------------------------------------


     __________________________________________________    ____________________________________     ________________    _________%
     Full legal name     [_] Primary  [_] Contingent       Relationship to Contract Owner           SSN/TIN
     or trust name*
     __________________________________________________    ____________________________________     ________________    _________%
     Full legal name     [_] Primary  [_] Contingent       Relationship to Contract Owner           SSN/TIN
     or trust name*
     __________________________________________________    ____________________________________     ________________    _________%
     Full legal name     [_] Primary  [_] Contingent       Relationship to Contract Owner           SSN/TIN
     or trust name*

     __________________________________________________            Date of trust*  [_][_]  [_][_]  [_][_]    Is trust revocable?*
     Trustee name*                                                                  Month    Day    Year     [_] Yes  [_] No

                                                                                         *This information is required for trusts.

     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP).

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 4   Type of Lincoln ChoicePlus(SM) Variable Annuity Contract
------------------------------------------------------------------------------------------------------------------------------------

     Nonqualified: [_] Initial Contribution   OR  [_] 1035 Exchange

     Tax-Qualified (must complete plan type): [_] Initial Contribution, Tax Year ______    OR  [_] Transfer   OR  [_] Rollover

     Plan Type (check one): [_] Roth IRA      [_] Traditional IRA

Form 29361 ACCESS 4/00                                                    CP-APP

------------------------------------------------------------------------
5a Allocation (This section must be completed.)
------------------------------------------------------------------------

Initial minimums:
Nonqualified $10,000     Qualified  $2,000

Future contributions will follow the allocation below. If
DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Money Market Fund pending instructions from the contract owner.

------------------------------------------------------------------------
Total initial contribution amount $ _______________

Total DCA amount                  $ _______________
                                  (enter amount in Section 5b)

Remaining amount to be allocated  $ _______________
------------------------------------------------------------------------
INTO THE FUND(S) BELOW
------------------------------------------------------------------------
Use whole percentages

 ______________%  Delaware Delchester Series
 ______________%  Delaware Emerging Markets Series
 ______________%  Delaware Growth & Income Series
 ______________%  Delaware REIT Series
 ______________%  Delaware Select Growth Series
 ______________%  Delaware Small Cap Value Series
 ______________%  Delaware Social Awareness Series
 ______________%  Delaware Trend Series
 ______________%  AIM V.I. Capital Appreciation Fund
 ______________%  AIM V.I. Growth Fund
 ______________%  AIM V.I. International Fund
 ______________%  AIM V.I. Value Fund
 ______________%  Alliance Capital Growth
 ______________%  Alliance Capital Growth & Income
 ______________%  Alliance Capital Premier Growth
 ______________%  Alliance Capital Technology
 ______________%  American Funds Global Small Cap
 ______________%  American Funds Growth
 ______________%  American Funds Growth & Income
 ______________%  American Funds International
 ______________%  Bankers Trust Equity 500 Index
 ______________%  Liberty Newport Tiger
 ______________%  Fidelity VIP Equity Income Portfolio
 ______________%  Fidelity VIP Growth Portfolio
 ______________%  Fidelity VIP Growth Opportunities Portfolio
 ______________%  Fidelity VIP Overseas Portfolio
 ______________%  Franklin Templeton Small Cap
 ______________%  Franklin Templeton Global Growth
 ______________%  Franklin Templeton International
 ______________%  Franklin Templeton Mutual Shares
 ______________%  Lincoln National Bond Fund
 ______________%  Lincoln National Money Market Fund
 ______________%  MFS Emerging Growth Series
 ______________%  MFS Research Series
 ______________%  MFS Total Return Series
 ______________%  MFS Utilities Series
                  Fixed Account:       ___________ %  5 years
                  __________ % 1 year  ___________ %  7 years
                  ___________% 3 years ___________ % 10 years
               %  Total (must = 100%)
 ==============
------------------------------------------------------------------------

------------------------------------------------------------------------
5b Dollar Cost Averaging (Complete only if electing DCA.)
------------------------------------------------------------------------

$2,000 minimum required.
------------------------------------------------------------------------
Total amount to DCA:  $   _____________________
        OR
MONTHLY amount to DCA: $   _____________________
------------------------------------------------------------------------
OVER THE FOLLOWING PERIOD:   _____________________
                             MONTHS (6-60)
------------------------------------------------------------------------
FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[_] 1 Year Fixed Account (Only available for 12 months or less.)
[_] Delaware Delchester Series
[_] Lincoln National Money Market         *The DCA holding account
[_] Lincoln National Bond Fund             and the DCA fund elected
                                           cannot be the same.
------------------------------------------------------------------------
INTO THE FUND(S) BELOW
------------------------------------------------------------------------
Use whole percentages

 ______________%  Delaware Delchester Series
 ______________%  Delaware Emerging Markets Series
 ______________%  Delaware Growth & Income Series
 ______________%  Delaware REIT Series
 ______________%  Delaware Select Growth Series
 ______________%  Delaware Small Cap Value Series
 ______________%  Delaware Social Awareness Series
 ______________%  Delaware Trend Series
 ______________%  AIM V.I. Capital Appreciation Fund
 ______________%  AIM V.I. Growth Fund
 ______________%  AIM V.I. International Fund
 ______________%  AIM V.I. Value Fund
 ______________%  Alliance Capital Growth
 ______________%  Alliance Capital Growth & Income
 ______________%  Alliance Capital Premier Growth
 ______________%  Alliance Capital Technology
 ______________%  American Funds Global Small Cap
 ______________%  American Funds Growth
 ______________%  American Funds Growth & Income
 ______________%  American Funds International
 ______________%  Bankers Trust Equity 500 Index
 ______________%  Liberty Newport Tiger
 ______________%  Fidelity VIP Equity Income Portfolio
 ______________%  Fidelity VIP Growth Portfolio
 ______________%  Fidelity VIP Growth Opportunities Portfolio
 ______________%  Fidelity VIP Overseas Portfolio
 ______________%  Franklin Templeton Small Cap
 ______________%  Franklin Templeton Global Growth
 ______________%  Franklin Templeton International
 ______________%  Franklin Templeton Mutual Shares
 ______________%  Lincoln National Bond Fund
 ______________%  Lincoln National Money Market Fund
 ______________%  MFS Emerging Growth Series
 ______________%  MFS Research Series
 ______________%  MFS Total Return Series
 ______________%  MFS Utilities Series
 ==============%  Total (must = 100%)

------------------------------------------------------------------------
Future contributions will not automatically start a new DCA
program. Instructions must accompany each DCA contribution.
------------------------------------------------------------------------

-------------------------------------------------------------------------------
5c  Cross-Reinvestment or Portfolio Rebalancing
-------------------------------------------------------------------------------

    To elect either of these options, please complete the Cross-Reinvestment form (28051CP) or the Portfolio Rebalancing form (28887CP).

--------------------------------------------------------------------------------
 6  Death Benefit Option
--------------------------------------------------------------------------------

    [_] I/We hereby elect the 5% Step-Up* death benefit option. I/We understand that if this benefit is not elected, my/our death benefit will be the Enhanced Guaranteed Minimum Death Benefit.

    * The 5% Step-Up option may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.

--------------------------------------------------------------------------------
 7   Automatic Withdrawals
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [_] Please provide me with automatic withdrawals totaling ___% of total contract value or $___________________ payable as follows:
                        ($50 minimum)

     [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

     Begin withdrawals in [_][_] [_][_]
                          Month   Year
     ---------------------------------------------------------------------------
     Note: If no tax withholding selection is made, Federal taxes will be withheld at a rate of 10%.

     ELECT ONE: [_] Do withhold taxes
                    Amount to be withheld    $___________________ OR _________%

                [_] Do not withhold taxes

     ELECT ONE: [_] Send check to address of record

            OR  [_] Send check to the following alternate address:

                [_] Direct deposit

                    For direct deposit into your
                    bank account, the Electronic
                    Fund Transfer Authorization
                    form (27326CP) must be
                    completed and submitted with  ______________________________
                    a voided check or a savings   ______________________________
                    deposit slip.                 ______________________________

--------------------------------------------------------------------------------
 8   Automatic Bank Draft
--------------------------------------------------------------------------------

     __________________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     __________________________________________________________________

     _______________________________________________________ ATTACH VOIDED CHECK
     Bank name                        ABA number

     ___________________________________________________________________________
     Bank street address              City            State             ZIP

     Automatic bank draft start date: [_][_] [_][_] [_][_]
                                      Month    Day   Year
                                             (1-28)

     _____________________________________________________  $___________________
     Checking account number                                 Monthly amount

     I\We hereby request and authorize you to pay and charge to my/our accounts, checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 7866, Fort Wayne, IN 46801-7866, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

--------------------------------------------------------------------------------
 9   Telephone/Internet Authorization  (Check box if this option is desired.)
--------------------------------------------------------------------------------

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

--------------------------------------------------------------------------------
 10 Replacement Will the proposed contract replace any existing annuity or life insurance contract?
--------------------------------------------------------------------------------

     ELECT ONE:  [_]  No [_] Yes   If yes, complete the 1035 Exchange or
     Qualified Retirement Account Transfer form.

     (Attach a state replacement form if required by the state in which the application is signed.)

     _________________________________________________________________________________________________
     Company name

     _________________________________________________________________________________________________
     Plan name                                                Year issued

======================================================================================================

     Fraud Warning Residents of all states except Virginia please note:

     Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

--------------------------------------------------------------------------------
 11  Signatures
--------------------------------------------------------------------------------

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus(SM) Access and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to a market value adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     ----------------------------------------------------------------------------------------
     Signed at (city)                             State                                          Date [_][_]   [_][_]  [_][_]
                                                                                                       Month    Day     Year
     ----------------------------------------------------------------------------------------
     Signature of Contract Owner                  Joint Contract Owner (if applicable)

     -------------------------------------   ------------------------------------------------
     Signed at (city)                             State                                          Date [_][_]   [_][_]  [_][_]
                                                                                                       Month    Day     Year
     ______________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

================================================================================
             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 5)
================================================================================

================================================================================
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR
FINANCIAL ADVISER. Please type or print.
--------------------------------------------------------------------------------
12 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?
--------------------------------------------------------------------------------

   ELECT ONE: [_] No [_] Yes   If yes, please list the insurance in force on the
   life of the proposed Contract Owner(s) and Annuitant(s):

   (Attach a state replacement form if required by the state in which the application was signed.)

   _____________________________________________________________________________________________  $________________
   Company name                                          Year issued                              Amount

--------------------------------------------------------------------------------
13 Additional Remarks
--------------------------------------------------------------------------------

   _____________________________________________________________________________________________________________

   _____________________________________________________________________________________________________________

   _____________________________________________________________________________________________________________

   _____________________________________________________________________________________________________________

   _____________________________________________________________________________________________________________

   _____________________________________________________________________________________________________________

--------------------------------------------------------------------------------
14 Dealer Information
--------------------------------------------------------------------------------

   Note:  Licensing appointment with Lincoln Life is required for this application to be processed.
          If more than one representative, please indicate names and percentages in Section 13.

   ___________________________________________________________________________       [_][_][_]-[_][_][_]-[_][_][_][_]
   Registered representative's name (print as it appears on NASD licensing)          Registered representative's telephone number

   ___________________________________________________________________________       [_][_][_]-[_][_]-[_][_][_][_]
   Client account number at dealer (if applicable)                                   Registered representative's SSN

   ________________________________________________________________________________________________________________________________
   Dealer's name

   ________________________________________________________________________________________________________________________________
   Branch address                                            City                                     State           ZIP

   ________________________________________________________________________________________________________________________________
   Branch number                                            Representative number

   [_] CHECK IF BROKER CHANGE OF ADDRESS

--------------------------------------------------------------------------------
15 Representative's Signature
--------------------------------------------------------------------------------

   The representative hereby certifies that he/she witnessed the signature(s) in section 11 and that all information contained in this application is true to the best of his/her knowledge and belief.


   ________________________________________________________________________________________________________________________________
   Signature
===================================================================================================================================

                              Send completed application - with a check made payable to Lincoln Life - to your investment dealer's home office or to:
   ----------------------
          New Logo                                                           Express Mail:
   ----------------------     Lincoln Life                                   Lincoln Life
                              P.O. Box 7866                                  Attention: ChoicePlus Operations
                              Fort Wayne, IN  46801-7866                     1300 South Clinton Street
                                                                             Fort Wayne, IN  46802

                              If you have any questions regarding this application, please call Lincoln Life at 888 868-2583.